                                                                     EXHIBIT 4.2



                                     IOMED


     NUMBER                                                   SHARES

  A

INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR DEFINITIONS
  OF THE STATE OF UTAH                                  CUSIP 462028 10 3

This Certifies that




is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                                  IOMED, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


    [SIG]                                                      [SIG]
                       [SEAL]
 SECRETARY                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1595, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

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     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT
CHARGE, A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH AUTHORIZED CLASS, AND THE VARIATIONS IN THE RELATIVE RIGHTS BETWEEN THE SHARES OF EACH SERIES OF PREFERRED SHARES, TO THE EXTENT THEY HAVE BEEN DETERMINED.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - .............. Custodian .............
     TEN ENT - as tenants by the entireties                               (Cust)                  (Minor)
     JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
               survivorship and not as tenants                        Act ...................................
               in common                                                               (State)
                                                  UNIF TRF MIN ACT  - ........ Custodian (until age ........)
                                                                       (Cust)
                                                                      ............... under Uniform Transfers
                                                                          (Minor)
                                                                      to Minors Act .........................
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________



                                        X ______________________________________

                                        X ______________________________________

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.


Signatures(s) Guaranteed



By ___________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad.15.